SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported)     May 29, 2002


                             Jordan Industries, Inc.
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             (Exact name of registrant as specified in its charter)



            Illinois                      33-24317           36-3598114
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         (State or other                (Commission      (I.R.S. Employer
         Jurisdiction)                  File Number)     Identification No.)



                  ArborLake Centre, Suite 550
                  1751 Lake Cook Road, Deerfield, IL               60015
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         (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (847) 945-5591

Item 5.  Other Events
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On May 29, 2002, Jordan Industries, Inc. ("Jordan" or "The Company") purchased $110,000,000 principal amount of its $214,036,493 11.75% Series A Senior Subordinated Discount Debentures due 2009 (the "Series A Debentures"), for an average price of $250.00 per $1,000 bond or $27,500,000. The Series A Debentures were purchased from an institutional investor. After the purchase, $104,036,493 of Series A Debentures will be outstanding. The Company will report an extraordinary gain after taxes of $82,711,167.

It is not anticipated that the Company will make any further purchases at this time; however, some of the Company's Directors, Officers and/or Shareholders may purchase some of the Series A Debentures at prices commensurate to or above that of the Company.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JORDAN INDUSTRIES, INC.



May 29, 2002                                  By  /s/ Thomas C. Spielberger
                                                  ------------------------------
                                                      Thomas C. Spielberger
                                                      Senior Vice President
                                                      Finance and Accounting



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